LAND USE RIGHTS (Tables)	12 Months Ended
Dec. 31, 2014
LAND USE RIGHTS [Abstract]
Schedule of Land Use Rights
	December 31,
	2014	2013

Cost of land use rights	$5,013,824	$4,974,729
Less: Accumulated amortization	(782,476)	(676,880)
Land use rights, net	$4,231,348	$4,297,849

Schedule of Future Amortization Expense
2015	$100,276
2016	100,276
2017	100,276
2018	100,276
2019	100,276
Thereafter	3,729,968
Total	$4,231,348